EXHIBIT 99.1

Investor Overview Presentation April 2004

Cautionary Statement Regarding Forward-Looking Information From time to time we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "will," or other similar words. We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward- looking statements are described in CenterPoint Energy, Inc.'s Form 10-K for the period ended December 31, 2003 under "Risk Factors" beginning on page 26 and under "Management's Discussion and Analysis of Financial Condition and Results of Operations - Certain Factors Affecting Future Earnings" beginning on page 47. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

Company Overview

Who is CenterPoint Energy? One of the nation's largest combined gas and electric utilities Serving almost 5 million metered customers Added over 85,000 metered electric and gas customers in 2003 Owner of a balanced mix of electric and gas distribution, interstate pipeline and field services businesses Asset and geographic diversification reduces economic and regulatory risks Attractive diverse service territory Strong brand equity Large position in electric generation - Texas Genco CenterPoint Energy intends to monetize its 81% ownership interest in Texas Genco Defined path to recovery of stranded investment and reduction of corporate debt Stranded cost true-up application filed on March 31, 2004

Natural Gas Distribution Pipelines & Gathering Four segments focused primarily on regulated domestic energy delivery Electric Generation (81%) (NYSE: CNP) CenterPoint Energy Resources Corp. 3 local distribution companies CenterPoint Energy Gas Services CenterPoint Energy Houston Electric, LLC Texas Genco Holdings, Inc. (NYSE:TGN) Electric Transmission & Distribution (TDU) Operating Income 2003 † : $359 MM (1) 2002 : $399 MM (2) (1) excludes ECOM of $661 MM (2) excludes ECOM of $697 MM Operating Income 2003: $202 MM 2002: $198 MM Operating Income 2003: $158 MM 2002: $153 MM Operating Income 2003: $ 222 MM 2002: $(133) MM CenterPoint Energy Resources Corp. CenterPoint Energy Gas Transmission Company CenterPoint Energy - Mississippi River Transmission Corporation CenterPoint Energy Field Services, Inc. † Reflects an $87 million earnings reserve recorded at CEHE pending the company's fuel reconciliation final decision.

CenterPoint Energy Houston Electric Electric Transmission & Distribution Utility Focused strictly on energy delivery 5,000 square mile service area in and around Houston Approximately 1.84 million metered customers added nearly 47,000 metered customers in 2003, a 3% increase Reputation for reliability and high quality service No commodity risk or supply obligation Regulated by PUC of Texas 11.25% authorized ROE on 40% equity Rate base of $3.3 billion Recent process improvements have resulted in improved service reliability and reduced capital expenditures Operating Income: 2003† : $359 MM (excludes ECOM of $661 MM) 2002 : $399 MM (excludes ECOM of $697 MM) † Reflects an $87 million earnings reserve recorded at CEHE pending the company's fuel reconciliation final decision.

CenterPoint Energy Resources Corp. Natural Gas Distribution Three LDCs serving 3 million customers in 6 states One of U.S.'s largest natural gas distribution operations in terms of number of customers served Attractive service territories Added over 38,000 metered customers in 2003 Recognized for high quality service Gas adjustment clauses mitigate fuel price risk; gas procurement plans reviewed with commissions Regulated by various city and state jurisdictions Approximate range of 10 -11% authorized ROEs on 50% equity Approximate combined rate base of $1.5 billion Nearly $60 million in annualized rate increases obtained since January 2002; additional rate applications pending A complementary unregulated commercial and industrial natural gas products and services business Operating Income: 2003: $202 MM 2002: $198 MM

CenterPoint Energy Resources Corp. Natural Gas Pipelines and Gathering Two FERC-regulated pipelines: Current system at or near capacity at peak Potential growth in cross haul transportation services Potential expansion opportunity driven by U.S. supply shifts An unregulated gas gathering subsidiary Minor liquids exposure Good growth potential overall; well-head/field compression monitoring services have strong growth potential Pipelines strategically located at the center of the nation's gas transportation infrastructure Connected to over 20 other pipelines Operating Income: 2003: $158 MM 2002: $153 MM

Texas Genco Electric Generation Coal CAPACITY BY DISPATCH TYPE (MW) Net generating capacity of 14,153 MW located in the ERCOT market Attractive, low-cost, solid fuel baseload portfolio (4,834 MW) Flexible, load following gas fleet (9,319 MW) 2,988 MW are currently in mothball status Fuel oil switching capabilities in approximately 3,500 MW of gas fleet Forward capacity sales (auctions held through March 2004 for 2004/2005 capacity): For 2004: approximately 94% of available baseload capacity, or over $830 million revenue under contract For 2005: approximately 66% of available baseload capacity, or over $560 million revenue under contract Operating Income: 2003: $ 222 MM 2002: $(133) MM Baseload Intermediate Cyclic Peaking 4834 5847 2617 855 Gas Coal Lignite Nuclear 9319 2462 1602 770 CAPACITY BY FUEL TYPE (MW) Baseload Peaking Cyclic Intermediate Lignite Nuclear Coal Gas

Electric Restructuring and Managing through the Transition

Electric restructuring in Texas Texas Electric Restructuring Law passed in 1999 Retail competition implemented on January 1, 2002 Required the functional unbundling of integrated electric utilities into: Power generation Transmission and distribution Retail electric provider activities Stranded investment determination occurs two years after retail competition started CenterPoint Energy filed its true-up application with the Public Utility Commission of Texas on March 31, 2004 During 2002 and 2003, utilities entitled to record ECOM (Excess Cost Over Market) to the extent market generation prices and PUC projected generation prices are different

2005 2004 Texas Adopts Restructuring Legislation CNP evolution Expect to securitize stranded costs RRI Spin-off 09/30/02 2002 2001 2000 1999 Reliant Energy 19% Public Distribution of Texas Genco (NYSE: TGN) $749MM Securitization of Regulatory Assets (NYSE: CNP) Electric retail competition begins RRI IPO Remaining Steps True-up Filing 03/31/04 Expected monetization of Texas Genco 2003

Remaining transition steps - Monetization of Texas Genco Strategy remains focused on exiting generation business Reliant Resources declined to exercise its option to purchase CenterPoint Energy's 81% interest in Texas Genco in January 2004 CenterPoint Energy intends to pursue alternatives to monetize its interest actively exploring preferred alternative of selling 81% interest; will fully evaluate this option before seeking another alternative Citigroup engaged as financial advisor to assist in sale In the meantime, Texas Genco will be managed with the intention of maximizing earnings and cash flows through opportunistic forward sales and efficient operations

Remaining transition steps - Recovery of stranded investment Defined mechanism for recovery and securitization of stranded costs and regulatory assets provided for in Texas restructuring law First round of securitization provided for recovery of a portion of our generation- related regulatory assets Successfully completed in October 2001 with the issuance of $749 million of Transition Bonds The 2004 true-up proceeding, which began March 31, 2004 with the company's application filing, sets the stage for the second round of securitization. The four key components of the true-up are: Regulatory book value of generation assets at year end 2001 (including redirected depreciation and excess mitigation) plus certain environmental commitments through April 2003, less market value of Texas Genco based on "partial stock valuation" method* ECOM recorded in 2002-2003 Fuel over- or under-recovery for the period from August 1, 1997 through January 30, 2002 "Price to beat" clawback (to be reimbursed to us by Reliant Resources) Proceeds from stranded costs recovery will be used to reduce debt * For the partial stock valuation method, market value will equal the average daily closing price on the NYSE for TGN stock for the 30 consecutive trading days chosen by the Texas Public Utility Commission (PUC) out of the last 120 trading days immediately preceding the true-up filing, plus a control premium, if assessed by the PUC, up to a maximum of 10%.

True-up balance- As filed March 31, 2004 (1) (1) Not conformed to PUC required filing format. All calculations assume a final order is issued on August 28, 2004, with payments of Excess Mitigation Credits (EMCs) discontinued as of that date. (2) Reflects the reversal of T&D redirected depreciation and excess mitigation credits through August 2004 and excludes all environmental costs. (3) Based on $36.26 per share of Texas Genco, plus debt, without inclusion of a control premium. (4) Does not reflect disallowance of $117 million, including interest, recommended in PUC Docket 26195, Proposal for Decision. Final fuel balance could range from $20 million under-recovery to $106 million over-recovery, depending on final PUC decision. (5) To be added to the total if approved on appeal. ($ in millions)

True-up Filing (03/31/04) PUC TGN true-up valuation period (10/8/03 - 3/30/04) PUC Final Order expected (03/31/04 + 150 days) Issue Securitization Bonds and implement transition charge Repay term loan $1.31 billion (due 11/05) Financing Order expected (Final Order + 90 days) Reduce debt 2005 2003 2004 Return on true-up amount expected to begin J U N E Transition timeline Desired close of TGN sale The return on true-up amount allows recovery of interest on the final true-up amount from the issuance of the Final Order up to the issuance of Securitization Bonds A transition charge allows recovery of the principal and interest associated with the Securitization Bonds, for a maximum of 15 years Reduce debt

Vision and Strategy

To Be Recognized As America's Leading Energy Delivery Company...and More Our Vision "...America's... Energy Delivery..." Focused on domestic energy delivery businesses Focus on continental, U.S. market Focus on regulated energy delivery Will pursue carefully targeted growth opportunities Look for complementary businesses that leverage our core businesses Participate in industry consolidation Our corporate vision is simple and focused: "...and More"

Leverage scale and synergies Refine business model and remove barriers between business units Implement common processes Create a single, high performance culture Recognize our 130-year history Our strategy is reflected in three simple phrases: One Company, Get It Right and Grow Grow Get It Right Use best practices to achieve top quartile efficiency and operating performance Implement process-driven operational excellence Achieve high levels of service reliability and customer satisfaction Execute our regulatory plan to recover stranded costs and strengthen our balance sheet Focus on domestic energy delivery Expand existing core businesses Build and expand complementary and synergistic businesses Add new energy delivery businesses Participate in joint ventures and alliances that create shareholder value One Company

Financial Objectives

Recent transactions enhance stability and liquidity Raised over $4 billion through the capital markets since March 2003 $1.8 billion issued at CenterPoint Energy, Inc. used primarily to reduce credit facility, enhance liquidity and refinance higher coupon debt $1.5 billion issued at CenterPoint Energy Houston Electric used to call higher cost debt, repay maturing debt and repay intercompany debt, part of which was used to reduce parent credit facility $922 million issued at CenterPoint Energy Resources Corporation (CERC) used to partially refinance November 2003 maturity and to repay an expiring revolving credit facility $2.3 billion credit facility reduced rates by 100-150 basis points and extended maturity to October 2006 $1.425 billion revolving facility at LIBOR + 300 bps $923 million term loan at LIBOR + 350 bps 2004 financial transactions have further enhanced liquidity replaced one-year $200 million revolving credit facility at CERC with a three-year, $250 million credit facility that has a fully drawn cost of LIBOR plus 150 basis points at existing credit ratings replaced $100 million CERC receivables facility with a $250 million facility No significant debt maturities until 2005

Near-term financial objectives Maximize returns Ensure gas LDCs are earning allowed rates of return Capture growth in existing service territories Implement productivity improvements company-wide Optimize cash flow Prioritize and defer discretionary capital expenditures through disciplined commitment review process Adopt common business models and take advantage of company scale to optimize operation & maintenance expenditures Strengthen balance sheet Monetize Texas Genco Securitize stranded costs Reduce debt

Post transition financial objectives: 2006 and beyond Objective is to earn $0.85 - $1.00 per share post transition CNP is focusing on replacing ECOM and Texas Genco earnings by: reducing interest expense achieving allowed returns at LDCs through rate relief and efficiency improvements capturing organic growth in core businesses increasing profitability of complementary businesses, e.g., C & I and gas gathering implementing productivity improvements company-wide Additional growth through synergistic expansion Target dividend payout of 50 - 70% of sustainable earnings Strengthen balance sheet Aggressive working capital and capital expenditure management Optimize debt levels and capital structure Achieve and maintain investment grade ratings

Large-scale, diversified regulated domestic energy delivery business Mix of electric and natural gas assets Stable earnings and cash flow Attractive service territories Diversified economic and regulatory position Houston and Minneapolis/St. Paul above national average in growth and consumption Low risk, regulated businesses No electric commodity obligation at TDU No Provider of Last Resort risk at the TDU Low commodity risk exposure at gas LDCs Defined path to recovery of generation investment and de-leveraging of balance sheet Well-run core businesses focused on regulated domestic energy delivery Specific strategies and performance objectives implemented Growth opportunities will evolve as we delever and execute our strategy Why CenterPoint Energy? Low risk, diversified business with large scale

Financial Results

2003 Performance TDU TGN LDCs Pipelines Other tdu 359 222 202 158 2 ecom 661 2003 annualized dividend: $0.40/share Electric Generation Natural Gas Distribution Pipelines & Gathering ($ in millions, except per share amounts) ECOM Electric Transmission & Distribution Other * includes distribution on Trust Preferred Securities ** before cumulative effect of accounting change Total Operating Income: $1,604† † Reflects an $87 million earnings reserve recorded at CEHE pending the company's fuel reconciliation final decision.

2002 Performance TDU TGN LDCs Pipelines Other tdu 399 -133 198 153 19 ecom 697 Electric Generation Natural Gas Distribution Pipelines & Gathering ($ in millions, except per share amounts) ECOM Electric Transmission & Distribution Other * includes distribution on Trust Preferred Securities ** before cumulative effect of accounting change Total Operating Income: $1,333

Debt & Maturity Schedules As of March 31, 2004

(5) Borrowings under $250 million bank facility. (6) Advances under the $250 million receivables facility are not reflected as debt on the balance sheet. (7) The term loan and pollution control bonds are collateralized by general mortgage bonds. (8) For financial reporting purposes, the trust preferred is deconsolidated and, therefore $495 million of junior subordinated debentures issued to the trusts are reflected on CenterPoint Energy's consolidated financial statements. (9) For financial reporting purposes, the trust preferred is deconsolidated and, therefore $6 million of junior subordinated debentures issued to the trust is reflected on the financial statements of CenterPoint Energy Resources Corp. (10) Borrowings under $75 million bank facility. 99% 1% Principal amounts of external debt and trust preferred securities As of March 31, 2004 CenterPoint Energy, Inc. ZENS Convertible Senior Notes Senior Notes Collateralized Pollution Control Bonds First Mortgage Bond Collateral General Mortgage Bond Collateral Uncollateralized Pollution Control Bonds Bank Loans Total Utility Holding, LLC CenterPoint Energy Resources Corp. (formerly Reliant Energy Resources Corp.) Debentures / Notes Convertible Subordinated Debentures Note Payable Bank Loans Total Off Balance Sheet Receivables Facility CenterPoint Energy Houston Electric, LLC (formerly Reliant Energy, Incorporated) First Mortgage Bonds General Mortgage Bonds Collateralized Term Loan Collateralized Pollution Control Bonds Total HL&P Capital Trust II / REI Trust I Texas Genco,LP NorAm Financing I Gas Pipelines Transition Bonds $703 $ 105 830 600 151 527 519 1,655 $4,387 Texas Genco Holdings, Inc. Texas Genco GP, LLC Texas Genco LP, LLC Trust Preferred Securities $475 $ 2,242 77 36 0 $ 2,355 $250 $ 103 1,262 1,310 229 $2,904 CenterPoint Energy Transition Bond Company, LLC Trust Preferred Securities $0.4 (1) (2) (2) (3) (7) (7) (4) (5) (6) (1) Principal amount on which 2% interest is paid is $840 million. The debt component reflected on financial statements is $105 million. The contingent principal amount payable at maturity id $848.7 million. (2) The collateralized pollution control bonds aggregating $678 million are obligations of CenterPoint Energy, Inc. However, CenterPoint Energy Houston Electric, LLC has issued first mortgage bonds aggregating $151 million and general mortgage bonds aggregating $527 million as collateral for the CenterPoint Energy, Inc. obligations. Collateralized pollution control bonds that have been called for redemption on April 26, 2004 and for which the redemption price was held in trust at March 31, 2004 are reflected as already retired. (3) The $2.345 billion credit facility is secured by CenterPoint Energy's interest in the stock of Texas Genco Holdings, Inc. (4) Non-interest bearing obligation to a former affiliate related to monies previously advanced to CenterPoint Energy Resources Corp. by a third party and for which the former affiliate remains obligated. Payable in June 2005. 81% Bank Loans $0 (10) (8) (9) ($ in millions)

Principal amounts of external debt and trust preferred securities As of March 31, 2004

Principal amounts of external debt and trust preferred securities As of March 31, 2004

Principal amounts of external debt and trust preferred securities As of March 31, 2004

Principal amounts of external debt and trust preferred securities As of March 31, 2004

Scheduled debt maturities As of March 31, 2004 ($ in millions)